UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 6, 2015

ICF INTERNATIONAL

(Exact name of Registrant as specified in its charter)

Delaware	001-33045	22-3661438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9300 Lee Highway, Fairfax, Virginia	22031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 934-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)(1)	New Retention Award

On March 6, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of ICF International, Inc. (the “Company”) approved, upon the recommendation of management, a special retention award (the “Retention Award”) to James Morgan, Executive Vice President and Chief Financial Officer of the Company (“Mr. Morgan”), consisting of a number of restricted stock units (“RSUs”) equal to the amount of $500,000 divided by the 20-trading day average closing price of the Company’s common stock on the NASDAQ Global Select Market leading to and including the grant date and rounding down the number to the next whole unit, to be issued under the Company’s 2010 Omnibus Incentive Plan, as amended June 7, 2013 (the “Omnibus Plan”), with a grant date of March 16, 2015 (the “Grant Date”). The grant of RSUs to Mr. Morgan was made using the form of Restricted Stock Unit award agreement filed with the Securities and Exchange Commission as Exhibit 10.4 to the Company’s Form 10-K filed March 4, 2011. The Committee approved the Retention Award both to reward Mr. Morgan’s past leadership, performance and contributions to the Company, as well as to provide Mr. Morgan with a significant incentive to remain as a named executive officer of the Company for the future.

The RSU award will vest over a period of four (4) years, with 25% of the RSUs vesting as of each anniversary of the Grant Date, beginning with the one-year anniversary of the Grant Date (each anniversary, a “Vesting Date”). Vested RSUs will be paid out solely in the form of Company common stock. Until such time as the RSUs are paid out in Company common stock, Mr. Morgan will not have voting rights with respect to such stock. Further, no dividends are payable on any of the RSUs. The RSUs have certain transfer restrictions, may be forfeited in certain instances (e.g., termination of employment with the Company other than as a result of death, disability or change of control), and may become fully vested with any restrictions removed in other circumstances (e.g., termination of employment with the Company as a result of death, disability, or change of control).

(e)(2)	New Performance Share Program

Program Overview

On March 6, 2015, the Committee of the Board adopted a performance-based share program (the “Program”) that provides for the issuance of performance shares (the “Performance Shares”) from time to time pursuant to the Omnibus Plan. The Program is designed to provide an incentive compensation opportunity that balances the Company’s internal financial objectives and external market performance. Eligible participants in the Program are the Company’s executive leadership team. In connection with the new Program, on March 6, 2015, the Committee also approved three forms of Performance Share Award Agreements, as well as initial grants to the Company’s named executive officers, as described in further detail below. The forms of Performance Share Award Agreements are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference, and the description herein is qualified in its entirety by reference thereto.

The Committee established performance goals under the Program based on the Company’s compounded annual growth rate (“CAGR”) in earnings per share (“EPS”) and the Company’s cumulative total shareholder return relative to its peer group (“rTSR”). The number of Performance Shares that the participant will receive in connection with any award (an “Award”) under the Program will be based on the Company’s performance during two (2) periods. The initial performance period (the “Initial Performance Period”) will begin on January 1, 2015 and end on December 31, 2016 (two years), and at the end of such period the Award will be adjusted based on EPS. The secondary performance period (the “Secondary Performance Period,” and collectively with the Initial Performance Period, the “Performance Period”) will begin on January 1, 2015 and will end on December 31, 2017 (three years), with the Award further adjusted and paid out at the end of such period based on rTSR. rTSR will be measured by (A) the sum of (i) the Company’s average stock price (for the forty-five (45) day trading period ending December 31, 2017), and (ii) the cumulative amount of dividends declared during the Performance Period, assuming dividend reinvestment on the ex-dividend date, divided by (B) the Company’s average stock price at the beginning of the Performance Period (for the forty-five (45) day trading period ending December 31, 2014). The Performance Shares will only be eligible to vest following the expiration of the Secondary Performance Period.

Performance Shares will be settled following the end of the Secondary Performance Period by the issuance of shares of the Company’s common stock, subject to both continued employment by the Company (except in partial Performance Period situations involving death, disability, retirement, termination without cause or for good reason, or Change of Control as specifically described in the forms of Performance Share Award Agreements attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K) and the achievement of the performance goals established by the Committee. The actual number of shares of common stock that will be issued to each participant at the end of the applicable performance period will be determined by multiplying the award by the product of two percentages, one based on the Company’s EPS performance (which will vary between 0% and 150%) and the Company’s rTSR performance (which will vary between 75% and 125%), with linear interpolation for achievement falling between the performance levels in the case of both EPS and rTSR performance.

In accordance with the Omnibus Plan, the Committee, in its sole discretion, will determine the degree to which any applicable performance goal has been achieved. Performance Shares do not have any voting rights. No dividends will be paid on outstanding Performance Shares during the applicable performance period; instead dividend equivalents will be paid based on the number of performance shares that are ultimately earned.

Initial Target Performance Share Award Grants

The initial target number of performance share awards approved by the Committee to be granted to the Company’s named executive officers on March 16, 2015 are as follows:

Name and Title	Award Amount (1)
Sudhakar Kesavan	$735,753
Chief Executive Officer
John Wasson	$387,166
Chief Operating Officer
James Morgan	$250,000
Chief Financial Officer
Ellen Glover	$111,989
Executive Vice President
Isabel Reiff	$106,773
Executive Vice President

_____________________

(1)

Such amounts will be divided by the 20 day average closing price of the Company’s common stock on the NASDAQ Global Select Market leading to and including the grant date and rounding down the number to the next whole share. A description and the vesting terms of such awards are outlined above under “Program Overview.”

*     *     *

The description contained herein is a summary of the material terms of the form of Award, does not purport to be complete, and is qualified in its entirety by reference to (i) the form of Performance Share Award Agreements attached hereto as Exhibits 10.1, 10.2 and 10.3 and (ii) the Omnibus Plan, as amended, which is filed as Exhibit A to the Company’s Definitive Proxy Statement for the 2013 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 26, 2013, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of General Performance Share Award Agreement
10.2 10.3	Form of CEO Performance Share Award Agreement Form of COO Performance Share Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ICF INTERNATIONAL, INC.

Date: March 11, 2015
	By:	/s/ Sudhakar Kesavan
	Name:	Sudhakar Kesavan
	Title:	Chairman and Chief Executive Officer